UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 4, 2016

WHITING USA TRUST II

(Exact name of Registrant as specified in its charter)

Delaware	001-35459	38-7012326
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

The Bank of New York Mellon Trust Company, N.A., Trustee

Global Corporate Trust

919 Congress Avenue

Austin, Texas 78701

(Address of principal executive offices, including ZIP code)

Registrant’s telephone number, including area code: (512) 236-6599

NOT APPLICABLE

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. §240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. §240.13e-4(c))

ITEM 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 4, 2016, Whiting USA Trust II (the “Trust”) (NYSE: WHZ) was notified by the New York Stock Exchange (the “NYSE”) that it did not satisfy the NYSE’s continued listing standards, which requires that the average closing price of the Trust units cannot be less than $1.00 per unit over a period of 30 consecutive trading days.

Under the NYSE delisting procedures, the Trust had the right to certain cure periods if it can demonstrate its intent to cure the deficiency. In order to save the Trust administrative costs, including potential significant expenses associated with reverse split votes or other actions intended to remedy the deficiency and ongoing NYSE listing fees, the Trust announced it did not intend to cure the deficiency.

On January 6, 2016, the Trust issued a press release announcing that it had received from the NYSE a notice regarding the continued listing standards and that it expected the Trust units to be delisted. After the issuance of such press release, the NYSE delisted the Trust units. Also on January 6, 2016, the Trust issued a subsequent press release that the Trust units will commence trading on January 7, 2016 on the OTC Pink, which is operated by OTC Markets Group, under the ticker symbol “WHZT”. There is no assurance that an active market in the Trust units will develop on OTC Pink.

Copies of the press releases issued on January 6, 2016 are attached to this report as Exhibits 99.1 and 99.2, respectively.

This current report contains forward-looking statements, including all statements made in this current report other than statements of historical fact. No assurances can be given that such statements will prove to be correct. Whether a market in the Trust units develops is affected by factors outside of the control of the Trust or Whiting, including actions of market participants, among others. Statements made in this current report are qualified by the cautionary statements made in this current report. The Trustee does not intend, and assumes no obligation, to update any of the statements included in this current report.

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated January 6, 2016.

99.2	Press Release dated January 6, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Whiting USA Trust II

By:	The Bank of New York Mellon Trust Company, N.A.,
as Trustee

By:	/s/ Mike Ulrich
Name:	Mike Ulrich
Title:	Vice President

Date: January 6, 2016

  Exhibit Index

Exhibit Number	Description

99.1	Press Release dated January 6, 2016.
99.2	Press Release dated January 6, 2016.